Exhibit 99.2

Draft 11/3/2014

Draft 11/3/2014

Quarterly Financial Highlights

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

Pre-tax Operating Income (Loss) (1)

Life Marketing	$29,218	$32,700	$23,485	$26,349	$32,820	$77,598	$82,654
Acquisitions	29,429	60,762	60,996	64,882	72,929	93,241	198,807
Annuities	50,866	53,484	51,643	55,258	49,335	130,646	156,236
Stable Value Products	19,206	21,047	17,397	17,287	19,506	59,514	54,190
Asset Protection	6,827	6,503	6,369	8,534	8,530	20,292	23,433
Corporate & Other	(14,251)	(5,496)	(14,855)	(12,555)	(15,110)	(35,066)	(42,520)
Total Pre-tax Operating Income	$121,295	$169,000	$145,035	$159,755	$168,010	$346,225	$472,800

Balance Sheet Data

Total Assets	$58,460,511	$68,757,363	$70,030,975	$71,157,964	$70,553,227
Total Shareowners’ Equity	$3,638,532	$3,714,794	$4,265,066	$4,755,655	$4,757,714
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$3,112,444	$3,220,728	$3,288,302	$3,386,790	$3,483,448

Stock Data

Closing Price	$42.55	$50.66	$52.59	$69.33	$69.41
Average Shares Outstanding
Basic	79,492,274	79,540,583	79,608,461	79,979,153	80,231,591	79,346,771	79,942,018
Diluted	80,852,078	81,053,787	80,872,152	81,446,277	81,458,870	80,882,552	81,261,249

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared. See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared. See Page 5 for a reconciliation of “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Shareowners’ equity”.

Draft 11/3/2014

Financial Strength Ratings as of September 30, 2014

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—
MONY Life Insurance Company	A+	A	A+	A2

Draft 11/3/2014

Consolidated Statements of Income

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014
REVENUES
Gross premiums and policy fees	$657,218	$841,255	$815,896	$851,802	$759,038	$2,140,396	$2,426,736
Reinsurance ceded	(270,730)	(380,625)	(327,713)	(342,968)	(277,136)	(996,570)	(947,817)
Net premiums and policy fees	386,488	460,630	488,183	508,834	481,902	1,143,826	1,478,919
Net investment income	454,275	539,952	538,163	550,816	558,174	1,378,129	1,647,153
RIGL - derivatives	41,326	(4,461)	(105,350)	(89,926)	3,781	192,592	(191,495)
RIGL - all other investments	(19,508)	10,094	72,114	80,148	1,194	(133,631)	153,456
OTTI losses	(6,635)	(1,177)	(423)	(461)	(1,142)	(9,764)	(2,026)
Portion recognized in OCI (before taxes)	(2,046)	(4,005)	(1,168)	(999)	(1,212)	(7,501)	(3,379)
Net impairment losses recognized in earnings	(8,681)	(5,182)	(1,591)	(1,460)	(2,354)	(17,265)	(5,405)
Other income	98,794	116,102	99,039	106,931	105,389	278,213	311,359
Total revenues	952,694	1,117,135	1,090,558	1,155,343	1,148,086	2,841,864	3,393,987
BENEFITS & EXPENSES
Benefits and settlement expenses	624,577	715,434	728,519	747,816	630,285	1,764,323	2,106,620
Amortization of deferred policy acquisition costs and value of business acquired	22,446	43,267	55,582	51,531	134,918	149,631	242,031
Other operating expenses	121,136	141,851	138,097	150,220	153,902	382,858	442,219
Interest expense - subsidiaries	12,169	12,707	12,599	13,173	14,076	34,785	39,848
Interest expense - holding company - other debt	21,777	21,796	22,088	21,925	21,554	68,102	65,567
Interest expense - holding company - subordinated debt	8,468	8,468	8,468	8,468	8,468	25,404	25,404
Total benefits and expenses	810,573	943,523	965,353	993,133	963,203	2,425,103	2,921,689
INCOME BEFORE INCOME TAX	142,121	173,612	125,205	162,210	184,883	416,761	472,298
Income tax expense	49,060	54,699	41,566	54,233	65,974	142,210	161,773
NET INCOME	$93,061	$118,913	$83,639	$107,977	$118,909	$274,551	$310,525
PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.98	$1.43	$1.19	$1.31	$1.33
RIGL - derivatives	0.46	0.10	(0.71)	(0.58)	0.17
RIGL - all other investments	(0.29)	(0.06)	0.55	0.60	(0.04)
Net income - diluted	$1.15	$1.47	$1.03	$1.33	$1.46
Average shares outstanding - diluted	80,852,078	81,053,787	80,872,152	81,446,277	81,458,870
Dividends paid	$0.20	$0.20	$0.20	$0.24	$0.24
PER SHARE DATA FOR YTD
Operating income - diluted (1)	$2.82	$4.26	$1.19	$2.50	$3.82
RIGL - derivatives	1.90	1.99	(0.71)	(1.29)	(1.11)
RIGL - all other investments	(1.33)	(1.39)	0.55	1.15	1.11
Net income - diluted	$3.39	$4.86	$1.03	$2.36	$3.82
Average shares outstanding - diluted	80,882,552	80,925,713	80,872,152	81,160,800	81,261,249
Dividends paid	$0.58	$0.78	$0.20	$0.44	$0.68

(1) “Operating Income” is a non-GAAP financial measure.  “Net income” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 11/3/2014

Consolidated Balance Sheets

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

ASSETS
Fixed maturities, at fair value	$28,323,215	$34,823,093	$36,076,644	$37,164,427	$36,922,395
Fixed maturities, at amortized cost	350,000	365,000	385,000	400,000	415,000
Equity securities	461,231	646,027	716,985	792,047	809,648
Mortgage loans	4,794,924	5,493,492	5,390,844	5,294,729	5,232,463
Investment real estate	18,750	20,413	20,351	18,856	13,998
Policy loans	856,333	1,815,744	1,793,110	1,778,379	1,767,228
Other long-term investments	482,367	521,811	509,766	475,719	470,174
Long-term investments	35,286,820	43,685,580	44,892,700	45,924,157	45,630,906
Short-term investments	216,224	134,146	194,299	208,624	183,411
Total investments	35,503,044	43,819,726	45,086,999	46,132,781	45,814,317
Cash	354,449	466,542	407,532	361,088	328,487
Accrued investment income	364,233	465,333	490,723	485,620	491,864
Accounts and premiums receivable	76,138	101,039	128,899	101,891	123,136
Reinsurance receivable	5,744,801	6,175,115	6,194,131	6,132,712	6,132,550
Deferred policy acquisition costs and value of business acquired	3,307,513	3,570,215	3,405,259	3,273,275	3,263,299
Goodwill	106,237	105,463	104,688	103,914	103,139
Property and equipment, net	51,806	52,403	53,611	53,421	52,939
Other assets	343,015	426,471	420,604	385,060	371,233
Current/Deferred income tax	23,970	—	—	—	18,257
Assets related to separate accounts
Variable annuity	11,921,925	12,791,438	12,946,329	13,304,455	13,040,828
Variable universal life	663,380	783,618	792,200	823,747	813,178
TOTAL ASSETS	$58,460,511	$68,757,363	$70,030,975	$71,157,964	$70,553,227

Draft 11/3/2014

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$22,029,491	$29,772,325	$29,811,041	$29,823,111	$29,876,778
Unearned premiums	1,512,909	1,549,815	1,560,585	1,586,785	1,521,330
Stable value product account balances	2,531,262	2,559,552	2,537,504	2,435,995	2,261,546
Annuity account balances	10,431,938	11,125,253	11,113,637	11,071,468	11,083,763
Other policyholders’ funds	602,978	1,214,380	1,301,773	1,400,817	1,377,504
Repurchase program borrowings	100,000	350,000	475,000	420,490	359,804
Other liabilities	1,177,807	1,144,853	1,227,464	1,381,570	1,469,374
Deferred income taxes	1,239,796	1,050,533	1,310,111	1,489,331	1,476,749
Income tax payable	—	12,761	57,235	99,869	—
Non-recourse funding obligations	619,900	562,448	582,437	579,078	594,066
Debt	1,450,000	1,585,000	1,510,000	1,445,000	1,380,000
Subordinated debt securities	540,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	11,921,925	12,791,438	12,946,329	13,304,455	13,040,828
Variable universal life	663,380	783,618	792,200	823,747	813,178
TOTAL LIABILITIES	54,821,979	65,042,569	65,765,909	66,402,309	65,795,513

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	602,072	606,934	601,367	610,451	599,199
Treasury stock	(200,637)	(200,416)	(195,192)	(194,838)	(186,818)
Retained earnings	2,666,621	2,769,822	2,837,739	2,926,789	3,026,679
Accumulated other comprehensive income (loss)	526,088	494,066	976,764	1,368,865	1,274,266
TOTAL SHAREOWNERS’ EQUITY	3,638,532	3,714,794	4,265,066	4,755,655	4,757,714
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$58,460,511	$68,757,363	$70,030,975	$71,157,964	$70,553,227

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$46.31	$47.28	$54.09	$60.30	$60.01
Less: Accumulated other comprehensive income (loss)	6.69	6.29	12.38	17.35	16.08
Excluding accumulated other comprehensive income (loss) (1)	$39.62	$40.99	$41.71	$42.95	$43.93

Total Shareowners’ Equity	$3,638,532	$3,714,794	$4,265,066	$4,755,655	$4,757,714
Less: Accumulated other comprehensive income (loss)	526,088	494,066	976,764	1,368,865	1,274,266
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$3,112,444	$3,220,728	$3,288,302	$3,386,790	$3,483,448

Common shares outstanding	78,562,547	78,577,446	78,845,837	78,861,427	79,286,447
Treasury Stock shares	10,214,413	10,199,514	9,931,123	9,915,533	9,490,513

(1) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 11/3/2014

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

CALCULATION OF NET INCOME PER SHARE

Net income	$93,061	$118,913	$83,639	$107,977	$118,909	$274,551	$310,525

Average shares outstanding - basic	79,492,274	79,540,583	79,608,461	79,979,153	80,231,591	79,346,771	79,942,018
Average shares outstanding - diluted	80,852,078	81,053,787	80,872,152	81,446,277	81,458,870	80,882,552	81,261,249

Net income - basic	$1.17	$1.50	$1.05	$1.35	$1.48	$3.46	$3.88
Net income - diluted	$1.15	$1.47	$1.03	$1.33	$1.46	$3.39	$3.82

Income from continuing operations	$93,061	$118,913	$83,639	$107,977	$118,909	$274,551	$310,525
EPS (basic)	$1.17	$1.50	$1.05	$1.35	$1.48	$3.46	$3.88
EPS (diluted)	$1.15	$1.47	$1.03	$1.33	$1.46	$3.39	$3.82

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$41,326	$(4,461)	$(105,350)	$(89,926)	$3,781	$192,592	$(191,495)
VA GMWB economic cost	15,782	16,444	16,987	17,461	17,928	43,293	52,376
RIGL - all other investments	(28,189)	4,912	70,523	78,688	(1,160)	(150,896)	148,051
Amortization related to DAC/VOBA and benefits and settlement expenses	(8,093)	(12,283)	(1,990)	(3,768)	(3,676)	(14,453)	(9,434)
	20,826	4,612	(19,830)	2,455	16,873	70,536	(502)
Tax effect	(7,289)	(1,614)	6,941	(859)	(5,906)	(24,688)	176
	$13,537	$2,998	$(12,889)	$1,596	$10,967	$45,848	$(326)

RIGL - derivatives per share-diluted	$0.46	$0.10	$(0.71)	$(0.58)	$0.17	$1.90	$(1.11)
RIGL - all other investments per share-diluted	$(0.29)	$(0.06)	$0.55	$0.60	$(0.04)	$(1.33)	$1.11

OPERATING INCOME PER SHARE (1)

Net income per share-diluted	$1.15	$1.47	$1.03	$1.33	$1.46	$3.39	$3.82
Less: RIGL - derivatives per share-diluted	0.46	0.10	(0.71)	(0.58)	0.17	1.90	(1.11)
Less: RIGL - all other investments per share-diluted	(0.29)	(0.06)	0.55	0.60	(0.04)	(1.33)	1.11
Operating income per share-diluted	$0.98	$1.43	$1.19	$1.31	$1.33	$2.82	$3.82

NET OPERATING INCOME (1)

Net income	$93,061	$118,913	$83,639	$107,977	$118,909	$274,551	$310,525
Less: RIGL - derivatives net of tax	37,120	7,789	(57,436)	(47,102)	14,111	153,324	(90,427)
Less: RIGL - all other investments net of tax and amortization	(23,583)	(4,791)	44,547	48,698	(3,144)	(107,476)	90,101
Net operating income	$79,524	$115,915	$96,528	$106,381	$107,942	$228,703	$310,851

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$142,121	$173,612	$125,205	$162,210	$184,883	$416,761	$472,298
Less: RIGL - derivatives	41,326	(4,461)	(105,350)	(89,926)	3,781	192,592	(191,495)
Less: VA GMWB economic cost	15,782	16,444	16,987	17,461	17,928	43,293	52,376
Less: RIGL - all other investments	(28,189)	4,912	70,523	78,688	(1,160)	(150,896)	148,051
Less: Amortization related to DAC/VOBA and benefits and settlement expenses	(8,093)	(12,283)	(1,990)	(3,768)	(3,676)	(14,453)	(9,434)
Pre-tax operating income	$121,295	$169,000	$145,035	$159,755	$168,010	$346,225	$472,800

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income” and “Net Income Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 11/3/2014

Invested Asset Summary

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

Total Portfolio

Fixed Maturities	$28,673.2	$35,188.1	$36,461.6	$37,564.4	$37,337.4	82%
Mortgage Loans	4,794.9	5,493.5	5,390.8	5,294.7	5,232.5	11%
Investment Real Estate	18.8	20.4	20.4	18.9	14.0	0%
Equity Securities	461.2	646.0	717.0	792.1	809.6	2%
Policy Loans	856.3	1,815.7	1,793.1	1,778.4	1,767.2	4%
Short-Term Investments	216.2	134.2	194.3	208.6	183.4	0%
Other Long-Term Investments	482.4	521.8	509.8	475.7	470.2	1%
Total Invested Assets	$35,503.0	$43,819.7	$45,087.0	$46,132.8	$45,814.3	100%

Draft 11/3/2014

Invested Asset Summary - Fixed Income

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

Fixed Income

Corporate Bonds	$21,253.0	$27,293.4	$28,379.7	$29,297.3	$28,947.7	77%
Residential Mortgage-Backed Securities	1,772.4	1,756.0	1,742.5	1,734.2	1,733.7	5%
Commercial Mortgage-Backed Securities	1,080.6	1,129.2	1,183.5	1,247.5	1,327.4	4%
Other Asset-Backed Securities	1,138.9	1,160.2	1,146.1	1,137.1	1,120.5	3%
U.S. Government-related Securities	1,417.3	1,704.1	1,719.6	1,785.9	1,818.3	5%
Other Government-related Securities	98.6	108.5	106.7	78.4	77.9	0%
States, Municipals and Political Subdivisions	1,562.4	1,671.7	1,798.5	1,884.0	1,896.9	5%
Other	350.0	365.0	385.0	400.0	415.0	1%
Total Fixed Income Portfolio	$28,673.2	$35,188.1	$36,461.6	$37,564.4	$37,337.4	100%

Fixed Income - Quality

AAA	14.4%	12.5%	12.2%	12.1%	12.5%
AA	6.9%	7.0%	7.1%	7.1%	7.1%
A	30.3%	32.2%	32.6%	32.5%	32.3%
BBB	41.0%	41.7%	41.7%	41.6%	41.5%
Below investment grade	6.2%	5.6%	5.3%	5.6%	5.5%
Not rated	1.2%	1.0%	1.1%	1.1%	1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 11/3/2014

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

NAIC Rating
1	53.87%	53.24%	53.57%	53.74%	53.57%
2	39.57%	41.27%	41.09%	41.01%	41.15%
3	4.01%	3.60%	3.56%	3.39%	3.41%
4	0.82%	0.53%	0.43%	0.50%	0.54%
5	0.38%	0.25%	0.19%	0.11%	0.11%
6	0.09%	0.04%	0.04%	0.10%	0.02%
Not Rated (1)	1.26%	1.07%	1.12%	1.15%	1.20%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.30%	4.42%	4.22%	4.10%	4.08%

Note:  NAIC Ratings reflect statutory carrying values

(1)  Special purpose vehicle note held in Golden Gate V

Draft 11/3/2014

Invested Asset Summary - Mortgages

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

Mortgage Loans - Type

Retail	67.1%	60.5%	60.5%	60.9%	61.3%
Apartments	9.0%	11.8%	12.1%	11.0%	10.3%
Office Buildings	13.6%	15.0%	14.7%	14.5%	14.1%
Warehouses	8.2%	7.4%	7.2%	7.4%	7.4%
Miscellaneous	2.1%	5.3%	5.5%	6.2%	6.9%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$—	$—	$6.2	$—	$1.7
90 Days Past Due	9.3	2.2	2.2	5.9	10.5
Foreclosed Real Estate	3.9	10.5	—	—	—
	$13.2	$12.7	$8.4	$5.9	$12.2 (1)

% of Commercial Mortgage Loan Portfolio	0.3%	0.2%	0.2%	0.1%	0.2%

Troubled Debt Restructurings	$—	$—	$—	$—	$21.8

(1)  There were no nonperforming loans subject to a pooling and servicing agreement as of September 30, 2014.

Draft 11/3/2014

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$—	$—	$—	$—	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	9.8	9.4	9.0	3.7	3.1
Total	$9.8	$9.4	$9.0	$3.7	$3.1

Modco Trading Portfolio

Rating
AAA	$430.9	$419.9	$427.4	$429.0	$446.6
AA	265.5	266.2	271.2	278.2	270.7
A	836.2	854.0	869.0	870.3	896.1
BBB	920.2	924.5	941.2	942.7	893.7
Below investment grade	320.2	324.5	320.0	330.8	319.5
Short-term investments	106.4	52.4	71.4	91.1	75.3
Total	$2,879.4	$2,841.5	$2,900.2	$2,942.1	$2,901.9

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 11/3/2014

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$5.1	$—	$—	$—	$—	$5.1
BBB	1.2	—	—	—	—	1.2
Below investment grade	371.1	—	—	—	—	371.1
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$377.4	$—	$—	$—	$—	$377.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$0.1	$—	$—	$—	$—	$0.1
BBB	0.1	—	—	—	—	0.1
Below investment grade	44.2	—	—	—	—	44.2
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$44.4	$—	$—	$—	$—	$44.4

Draft 11/3/2014

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$509.4	$316.6	$26.9	$152.1	$105.4	$1,110.4
AA	0.2	—	—	—	2.3	2.5
A	9.8	—	—	—	—	9.8
BBB	5.4	—	—	—	—	5.4
Below investment grade	226.4	—	—	—	—	226.4
Total mortgage-backed securities collateralized by prime loans	$751.2	$316.6	$26.9	$152.1	$107.7	$1,354.5

Includes $926.6 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$24.0	$11.5	$0.1	$0.4	$(0.4)	$35.6
AA	—	—	—	—	—	—
A	0.5	—	—	—	—	0.5
BBB	0.5	—	—	—	—	0.5
Below investment grade	10.8	—	—	—	—	10.8
Total mortgage-backed securities collateralized by prime loans	$35.8	$11.5	$0.1	$0.4	$(0.4)	$47.4

Draft 11/3/2014

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of September 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$149.8	$211.9	$308.0	$147.9	$119.1	$936.7
AA	32.9	38.1	42.5	29.9	59.3	202.7
A	79.9	52.0	13.6	19.6	—	165.1
BBB	22.9	—	—	—	—	22.9
Total commercial mortgage-backed securities	$285.5	$302.0	$364.1	$197.4	$178.4	$1,327.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$8.3	$18.9	$2.9	$0.5	$0.4	$31.0
AA	2.1	3.1	(1.4)	(0.3)	0.2	3.7
A	3.2	0.6	(0.8)	(0.8)	—	2.2
BBB	0.4	—	—	—	—	0.4
Total commercial mortgage-backed securities	$14.0	$22.6	$0.7	$(0.6)	$0.6	$37.3

Draft 11/3/2014

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of September 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$490.9	$13.2	$31.8	$19.1	$20.1	$575.1
AA	156.2	—	56.5	—	—	212.7
A	43.5	51.5	56.0	34.5	10.0	195.5
BBB	6.4	—	—	—	—	6.4
Below investment grade	130.8	—	—	—	—	130.8
Total other asset-backed securities	$827.8	$64.7	$144.3	$53.6	$30.1	$1,120.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(16.7)	$1.2	$0.5	$0.6	$0.2	$(14.2)
AA	(10.0)	—	(0.9)	—	—	(10.9)
A	4.0	4.6	(0.6)	2.0	—	10.0
BBB	0.3	—	—	—	—	0.3
Below investment grade	12.1	—	—	—	—	12.1
Total other asset-backed securities	$(10.3)	$5.8	$(1.0)	$2.6	$0.2	$(2.7)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 11/3/2014

Life Marketing Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$356,809	$416,280	$412,111	$437,093	$377,014	$1,217,852	$1,226,218
Reinsurance ceded	(145,075)	(230,106)	(194,019)	(206,056)	(150,586)	(607,917)	(550,661)
Net premiums and policy fees	211,734	186,174	218,092	231,037	226,428	609,935	675,557
Net investment income	129,935	134,428	133,963	136,769	139,818	387,237	410,550
Other income	32,144	31,867	32,513	30,589	31,435	91,288	94,537
Total operating revenues	373,813	352,469	384,568	398,395	397,681	1,088,460	1,180,644
RIGL - investments	3,603	274	198	8,922	2,686	3,603	11,806
RIGL - derivatives	—	—	—	(285)	339	—	54
Total revenues	377,416	352,743	384,766	407,032	400,706	1,092,063	1,192,504

BENEFITS & EXPENSES
Benefits and settlement expenses	330,156	275,624	293,805	309,861	215,949	866,995	819,615
Amortization of deferred policy acquisition costs and value of business acquired	(24,284)	8,034	24,032	17,410	106,737	16,804	148,179
Other operating expenses	38,723	36,111	43,246	44,775	42,175	127,063	130,196
Operating benefits and expenses	344,595	319,769	361,083	372,046	364,861	1,010,862	1,097,990
Amortization related to benefits and settlement expenses	483	30	5	1,706	29	483	1,740
Amortization of DAC/VOBA related to realized gains (losses) - investments (1)	819	117	29	3,326	200	819	3,555
Total benefits and expenses	345,897	319,916	361,117	377,078	365,090	1,012,164	1,103,285

INCOME BEFORE INCOME TAX	31,519	32,827	23,649	29,954	35,616	79,899	89,219

Adjustments to Reconcile to Operating Income:
Less: RIGL	3,603	274	198	8,637	3,025	3,603	11,860
Less: amortization related to benefits and settlement expenses	(483)	(30)	(5)	(1,706)	(29)	(483)	(1,740)
Less: Related amortization of DAC/VOBA (1)	(819)	(117)	(29)	(3,326)	(200)	(819)	(3,555)

PRE-TAX OPERATING INCOME	$29,218	$32,700	$23,485	$26,349	$32,820	$77,598	$82,654

Life Marketing Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2013	2013	2014	2014	2014	2013	2014

SALES BY PRODUCT
Traditional	$390	$202	$149	$101	$183	$1,091	$433
Universal life	32,261	29,991	28,181	32,703	33,058	123,437	93,942
Bank-owned life insurance	—	—	—	22	—	—	22
Total	$32,651	$30,193	$28,330	$32,826	$33,241	$124,528	$94,397

SALES BY DISTRIBUTION
Independent agents	$23,395	$22,140	$21,515	$24,843	$24,587	$86,040	$70,945
Stockbrokers/banks	8,608	7,512	6,224	7,262	7,923	36,831	21,409
BOLI/other	648	541	591	721	731	1,657	2,043
Total	$32,651	$30,193	$28,330	$32,826	$33,241	$124,528	$94,397

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$423,831,748	$417,123,348	$411,206,813	$405,489,033	$399,961,084	$430,538,542	$405,583,949
Universal life	109,933,560	117,217,198	124,300,639	131,860,833	139,804,885	100,813,147	132,052,762
Total	$533,765,308	$534,340,546	$535,507,452	$537,349,866	$539,765,969	$531,351,689	$537,636,711

AVERAGE ACCOUNT VALUES
Universal life	$7,003,612	$7,064,117	$7,109,742	$7,146,126	$231,832	$6,865,081	$7,142,767
Variable universal life	468,595	503,897	529,816	549,072	12,323,266	440,238	545,762
Total	$7,472,207	$7,568,014	$7,639,558	$7,695,198	$12,555,098	$7,305,319	$7,688,529

(1) During the thrid quarter of 2013, we began allocating realized gains and losses, associated amortization of DAC, and benefits and settlement expenses to certain of our segments to better reflect the economics of the investments supporting these segments.  Prior year realized gains and losses are not comparable to the current year presentation.

Draft 11/3/2014

Acquisitions Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$194,379	$317,826	$295,830	$305,567	$270,959	$611,299	$872,356
Reinsurance ceded	(92,970)	(117,419)	(100,369)	(102,346)	(90,744)	(292,229)	(293,459)
Net premiums and policy fees	101,409	200,407	195,461	203,221	180,215	319,070	578,897
Net investment income	133,695	214,248	216,102	220,558	219,453	403,050	656,113
Other income	1,004	3,891	4,061	3,289	3,036	3,033	10,386
Total operating revenues	236,108	418,546	415,624	427,068	402,704	725,153	1,245,396
RIGL - investments	(24,992)	3,661	71,115	63,530	(14,718)	(163,726)	119,927
RIGL - derivatives	28,951	12,125	(59,791)	(52,354)	20,536	190,820	(91,609)
Total revenues	240,067	434,332	426,948	438,244	408,522	752,247	1,273,714

BENEFITS & EXPENSES
Benefits and settlement expenses	173,423	308,843	308,364	316,233	295,252	530,773	919,849
Amortization of deferred policy acquisition costs and value of business acquired	18,030	16,932	18,062	16,341	2,703	54,904	37,106
Other operating expenses	15,226	32,009	28,202	29,612	31,820	46,235	89,634
Operating benefits and expenses	206,679	357,784	354,628	362,186	329,775	631,912	1,046,589
Amortization related to benefits and settlement expenses	104	11,666	7,500	3,531	2,564	104	13,595
Amortization of DAC/VOBA related to realized gains (losses) - investments	398	(588)	510	271	612	1,514	1,393
Total benefits and expenses	207,181	368,862	362,638	365,988	332,951	633,530	1,061,577

INCOME BEFORE INCOME TAX	32,886	65,470	64,310	72,256	75,571	118,717	212,137

Adjustments to Reconcile to Operating Income:
Less: RIGL	3,959	15,786	11,324	11,176	5,818	27,094	28,318
Less: amortization related to benefits and settlement expenses	(104)	(11,666)	(7,500)	(3,531)	(2,564)	(104)	(13,595)
Less: Related amortization of DAC/VOBA	(398)	588	(510)	(271)	(612)	(1,514)	(1,393)

PRE-TAX OPERATING INCOME	$29,429	$60,762	$60,996	$64,882	$72,929	$93,241	$198,807

Draft 11/3/2014

Annuities Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$34,870	$35,930	$36,272	$37,559	$38,614	$96,387	$112,445
Reinsurance ceded	—	—	—	—	—	—	—
Net premiums and policy fees	34,870	35,930	36,272	37,559	38,614	96,387	112,445
Net investment income	116,699	116,277	117,466	116,831	117,646	352,045	351,943
RIGL - derivatives	(15,782)	(16,444)	(16,987)	(17,461)	(17,928)	(43,293)	(52,376)
Other income	33,295	34,821	35,430	35,987	38,027	90,690	109,444
Total operating revenues	169,082	170,584	172,181	172,916	176,359	495,829	521,456
RIGL - investments	236	(1,809)	609	2,338	4,787	10,227	7,734
RIGL - derivatives, net of economic cost	26,987	(1,482)	(28,133)	(19,837)	1,093	41,203	(46,877)
Total Revenues	196,305	167,293	144,657	155,417	182,239	547,259	482,313

BENEFITS & EXPENSES
Benefits and settlement expenses	80,963	77,652	77,859	76,974	78,031	243,804	232,864
Amortization of deferred policy acquisition costs and value of business acquired	11,246	10,544	14,372	11,796	18,336	37,663	44,504
Other operating expenses	26,007	28,904	28,307	28,888	30,657	83,716	87,852
Operating benefits and expenses	118,216	117,100	120,538	117,658	127,024	365,183	365,220
Amortization related to benefits and settlement expenses	(2,276)	1,096	2,233	(226)	290	(3,132)	2,297
Amortization of DAC related to realized gains (losses) - investments	8,565	(38)	(8,287)	(4,840)	(19)	14,665	(13,146)
Total benefits and expenses	124,505	118,158	114,484	112,592	127,295	376,716	354,371

INCOME BEFORE INCOME TAX	71,800	49,135	30,173	42,825	54,944	170,543	127,942

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	236	(1,809)	609	2,338	4,787	10,227	7,734
Less: RIGL - derivatives, net of economic cost	26,987	(1,482)	(28,133)	(19,837)	1,093	41,203	(46,877)
Less: amortization related to benefits and settlement expenses	2,276	(1,096)	(2,233)	226	(290)	3,132	(2,297)
Less: related amortization of DAC	(8,565)	38	8,287	4,840	19	(14,665)	13,146

PRE-TAX OPERATING INCOME	$50,866	$53,484	$51,643	$55,258	$49,335	$130,646	$156,236

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2013	2013	2014	2014	2014	2013	2014

SALES
Variable Annuity	$357,484	$210,428	$180,205	$227,303	$279,458	$1,656,066	$686,966
Immediate Annuity	17,110	15,715	12,272	13,868	29,476	42,302	55,616
Single Premium Deferred Annuity	40,764	27,487	15,767	16,618	13,940	237,739	46,325
Market Value Adjusted Annuity	13,459	12,432	12,065	7,759	6,485	17,778	26,309
Fixed Indexed Annuity	109,381	203,329	196,050	175,356	217,703	136,346	589,109
Total	$538,198	$469,391	$416,359	$440,904	$547,062	$2,090,231	$1,404,325

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$32,929	$35,268	$33,145	$34,354	$26,896	$82,618	$94,395
Fixed Annuity	17,937	18,216	19,747	20,708	22,874	48,028	63,329
Other	—	—	(1,249)	196	(435)	—	(1,488)
Total	$50,866	$53,484	$51,643	$55,258	$49,335	$130,646	$156,236

DEPOSIT BALANCE
VA Fixed Annuity	$398,150	$292,297	$230,679	$216,934	$231,832
VA Separate Account Annuity	11,323,019	12,024,883	12,198,030	12,555,921	12,323,266
Sub-total	11,721,169	12,317,180	12,428,709	12,772,855	12,555,098
Fixed Annuity	7,899,040	7,983,406	7,888,750	7,849,948	8,271,975
Total	$19,620,209	$20,300,586	$20,317,459	$20,622,803	$20,827,073

Draft 11/3/2014

Stable Value Products Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Net investment income	$29,478	$30,595	$27,778	$27,178	$28,781	$93,203	$83,737
Other income	—	759	—	1	—	—	1
Total operating revenues	29,478	31,354	27,778	27,179	28,781	93,203	83,738
RIGL - derivatives	(63)	63	39	(165)	(79)	(253)	(205)
RIGL - investments	(4,207)	(223)	2	95	10,011	(1,354)	10,108
Total revenues	25,208	31,194	27,819	27,109	38,713	91,596	93,641

BENEFITS & EXPENSES
Benefits and settlement expenses	9,639	9,868	9,808	9,525	8,793	31,925	28,126
Amortization of deferred policy acquisition costs and value of business acquired	110	111	100	99	96	287	295
Other operating expenses	523	328	473	268	386	1,477	1,127
Total benefits and expenses	10,272	10,307	10,381	9,892	9,275	33,689	29,548

INCOME BEFORE INCOME TAX	14,936	20,887	17,438	17,217	29,438	57,907	64,093

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	(63)	63	39	(165)	(79)	(253)	(205)
Less: RIGL - investments	(4,207)	(223)	2	95	10,011	(1,354)	10,108

PRE-TAX OPERATING INCOME	$19,206	$21,047	$17,397	$17,287	$19,506	$59,514	$54,190

Stable Value Products Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2013	2013	2014	2014	2014	2013	2014

SALES
GIC	$80,200	$97,078	$25,850	$—	$15,000	$397,504	$40,850
GFA - Direct Institutional	—	—	—	50,000	—	—	50,000
Total	$80,200	$97,078	$25,850	$50,000	$15,000	$397,504	$90,850

DEPOSIT BALANCE
Quarter End Balance	$2,531,262	$2,559,552	$2,537,504	$2,435,995	$2,261,546
Average Daily Balance	$2,503,294	$2,560,588	$2,580,025	$2,498,395	$2,358,842

OPERATING SPREAD	3.07%	3.29%	2.70%	2.77%	3.31%

ADJUSTED OPERATING SPREAD (1)	2.69%	2.77%	2.62%	2.69%	2.64%

(1) Excludes participating mortgage loan income and other income

Draft 11/3/2014

Asset Protection Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$66,604	$66,924	$67,274	$67,438	$68,340	$200,993	$203,052
Reinsurance ceded	(32,681)	(33,097)	(33,324)	(34,561)	(35,804)	(96,416)	(103,689)
Net premiums and policy fees	33,923	33,827	33,950	32,877	32,536	104,577	99,363
Net investment income	5,804	5,739	5,729	5,725	5,589	17,440	17,043
Other income	31,768	27,872	26,704	32,268	32,459	88,862	91,431
Total operating revenues	71,495	67,438	66,383	70,870	70,584	210,879	207,837

BENEFITS & EXPENSES
Benefits and settlement expenses	26,384	24,690	24,620	24,448	24,745	77,006	73,813
Amortization of deferred policy acquisition costs and value of business acquired	7,402	8,034	6,645	7,004	6,133	22,471	19,782
Other operating expenses	30,882	28,211	28,749	30,884	31,176	91,110	90,809
Total benefits and expenses	64,668	60,935	60,014	62,336	62,054	190,587	184,404

INCOME BEFORE INCOME TAX	6,827	6,503	6,369	8,534	8,530	20,292	23,433
PRE-TAX OPERATING INCOME	$6,827	$6,503	$6,369	$8,534	$8,530	$20,292	$23,433

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2013	2013	2014	2014	2014	2013	2014

SALES
Credit insurance	$9,105	$7,346	$6,842	$8,216	$7,754	$26,291	$22,812
Service contracts	102,796	85,530	81,912	102,335	104,821	283,984	289,068
GAP products	18,140	16,287	16,747	19,011	19,193	50,359	54,951
Total	$130,041	$109,163	$105,501	$129,562	$131,768	$360,634	$366,831

Draft 11/3/2014

Corporate & Other Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$4,556	$4,295	$4,409	$4,145	$4,111	$13,865	$12,665
Reinsurance ceded	(4)	(3)	(1)	(5)	(2)	(8)	(8)
Net premiums and policy fees	4,552	4,292	4,408	4,140	4,109	13,857	12,657
Net investment income	38,664	38,665	37,125	43,755	46,887	125,154	127,767
Other income	583	16,892	331	4,797	432	4,340	5,560
Total operating revenues	43,799	59,849	41,864	52,692	51,428	143,351	145,984
RIGL - investments	(2,829)	3,009	(1,401)	3,803	(3,926)	354	(1,524)
RIGL - derivatives	1,233	1,277	(478)	176	(180)	4,115	(482)
Total revenues	42,203	64,135	39,985	56,671	47,322	147,820	143,978

BENEFITS & EXPENSES
Benefits and settlement expenses	5,701	5,965	4,325	5,764	4,632	16,365	14,721
Amortization of deferred policy acquisition costs and value of business acquired	160	121	119	124	120	504	363
Other operating expenses	52,189	59,259	52,275	59,359	61,786	161,548	173,420
Total benefits and expenses	58,050	65,345	56,719	65,247	66,538	178,417	188,504

INCOME (LOSS) BEFORE INCOME TAX	(15,847)	(1,210)	(16,734)	(8,576)	(19,216)	(30,597)	(44,526)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(2,829)	3,009	(1,401)	3,803	(3,926)	354	(1,524)
Less: RIGL - derivatives	1,233	1,277	(478)	176	(180)	4,115	(482)

PRE-TAX OPERATING INCOME (LOSS)	$(14,251)	$(5,496)	$(14,855)	$(12,555)	$(15,110)	$(35,066)	$(42,520)

Draft 11/3/2014

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), and benefits and settlement expenses. Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 11/3/2014

Reconciliation of Segment Operating

Income (Loss) to Net Income

(Dollars In Thousands)	3RD QTR	3RD QTR	9 MOS
(Unaudited)	2013	2014	2013	2014

Life Marketing	$29,218	$32,820	$77,598	$82,654
Acquisitions	29,429	72,929	93,241	198,807
Annuities	50,866	49,335	130,646	156,236
Stable Value Products	19,206	19,506	59,514	54,190
Asset Protection	6,827	8,530	20,292	23,433
Corporate & Other	(14,251)	(15,110)	(35,066)	(42,520)
Total Pre-tax operating income	121,295	168,010	346,225	472,800

Realized Investment Gains (Losses) - Investments	(36,282)	(4,836)	(165,349)	138,617
Realized Investment Gains (Losses) - Derivatives	57,108	21,709	235,885	(139,119)
Income Tax Expense	(49,060)	(65,974)	(142,210)	(161,773)

Net income	$93,061	$118,909	$274,551	$310,525

Draft 11/3/2014

Reconciliation of Operating Income per Diluted Share to Net Income per Diluted Share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2013	2013	2014	2014	2014	2013	2014

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.98	$1.43	$1.19	$1.31	$1.33	$2.82	$3.82
RIGL - Derivatives per share-diluted	0.46	0.10	(0.71)	(0.58)	0.17	1.90	(1.11)
RIGL - All Other Investments-diluted	(0.29)	(0.06)	0.55	0.60	(0.04)	(1.33)	1.11
Net income per share-diluted	$1.15	$1.47	$1.03	$1.33	$1.46	$3.39	$3.82

Draft 11/3/2014

Reconciliation of Total Shareowners’ Equity per Share to Total Shareowners’ Equity (Excl. AOCI) per share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2013	2013	2014	2014	2014

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$46.31	$47.28	$54.09	$60.30	$60.01
Less: Accumulated other comprehensive income (loss)	6.69	6.29	12.38	17.35	16.08
Excluding accumulated other comprehensive income (loss)	$39.62	$40.99	$41.71	$42.95	$43.93

Draft 11/3/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended September 30, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2014
NUMERATOR:
Net income	$118,913	$83,639	$107,977	$118,909	$429,438
Less:
Realized investment gains (losses), net of income tax
Investments	3,193	45,840	51,147	(754)	99,426
Derivatives	7,789	(57,436)	(47,102)	14,111	(82,638)
Related amortization of DAC and VOBA, net of income tax	(7,984)	(1,293)	(2,449)	(2,390)	(14,116)

Operating Income	$115,915	$96,528	$106,381	$107,942	$426,766

			Total
			Shareowners’
		Accumulated	Equity Excluding
	Total	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2013	$3,638,532	$526,088	$3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
March 31, 2014	4,265,066	976,764	3,288,302
June 30, 2014	4,755,655	1,368,865	3,386,790
September 30, 2014	4,757,714	1,274,266	3,483,448
Total			$16,491,712

Average			$3,298,342

Operating Income Return on Average Equity			12.9%

Draft 11/3/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended September 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$341,347
Less:
Realized investment gains (losses), net of income tax
Investments	(7,018)	(5,674)	(74,086)	(18,323)	(105,101)
Derivatives	(9,630)	13,200	103,004	37,120	143,694
Related amortization of DAC and VOBA, net of income tax	3,698	(667)	(3,466)	(5,260)	(5,695)

Operating Income	$79,746	$71,432	$77,747	$79,524	$308,449

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2012	$4,565,855	$1,716,766	$2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
Total			$14,818,760

Average			$2,963,752

Operating Income Return on Average Equity			10.4%

Draft 11/3/2014

Calculation of Net Income Return on Average Equity
Rolling Twelve Months Ended September 30, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2014
NUMERATOR:
Net income	$118,913	$83,639	$107,977	$118,909	$429,438

			Total
			Shareowners’
		Accumulated	Equity Excluding
	Total	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2013	$3,638,532	$526,088	$3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
March 31, 2014	4,265,066	976,764	3,288,302
June 30, 2014	4,755,655	1,368,865	3,386,790
September 30, 2014	4,757,714	1,274,266	3,483,448
Total			$16,491,712

Average			$3,298,342

Net income Return on Average Equity			13.0%

Draft 11/3/2014

Calculation of Net Income Available to PLC’s
common shareowners Return on Average Equity
Rolling Twelve Months Ended September 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$341,347

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2012	$4,565,855	$1,716,766	$2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
Total			$14,818,760

Average			$2,963,752

Net income available to PLC’s common shareowners Return on Average Equity			11.5%